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                                 Exhibit 10.16

1996 KEY MANAGEMENT INCENTIVE PLAN: VICE PRESIDENT

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PLAN OBJECTIVES This plan is designed to provide incentive, and reward to Vice
                Presidents of THE GOOD GUYS! based upon a combination of the Company's overall performance and their individual performance.

                Effective Date: This plan is effective for the fiscal year starting October 1, 1995 and ending September 30, 1996.

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PARTICIPANT     A Vice President (or an equivalent position as determined by
ELIGIBILITY     the President) is eligible to participate in the plan. The criteria may be changed from year to year.

                All bonuses are at the discretion of the Board of Directors.

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PRELIMINARY     The preliminary bonus amount, which is recommended to
BONUS           the Compensation Committee of the Board of Directors, is
CALCULATION     determined by the Company's performance against an Earnings
                Per Share (EPS) matrix. EPS as a percent of budget must exceed
                75% before any bonus will be payable.

                Where EPS as a percent of budgeted EPS falls between the percentages shown on the EPS matrix, the preliminary bonus percentage will be prorated accordingly.

                This plan is targeted to pay a bonus equal to 33% OF BASE SALARY, should the company achieve 100% of its EPS goal, and should the associate achieve 100% of his/her individual performance multiplier (see below).

                The salary used for calculation of the bonus is the participant's base annual compensation in effect as of September 30, 1996.

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       EPS AS A PERCENT OF BUDGET    PRELIMINARY BONUS AT A PERCENT OF SALARY
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            75% and below                              0.0%
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                    100%                                  33.0
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           125% and above                            60.0
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INDIVIDUAL      The individual's overall performance, including but not limited
PERFORMANCE     to achievement of performance objectives, serves as a multiplier
MULTIPLIER      against Company performance.


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                   INDIVIDUAL PERFORMANCE LEVEL         PERFORMANCE MULTIPLIER
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
                           Outstanding                        100% - 125%
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                        Highly Effective                         100%
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                            Effective                          50% - 100%
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                   Does Not Meet Requirements                      0%
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

                The President will assign an "individual performance multiplier" based on individual performance as described above. The decision of the President on your performance level and "individual performance multiplier" will be final. It will be based on an overall assessment of performance, including but not limited to achievement of performance objectives during the fiscal year, and will take into account all factors that are deemed to be relevant. Performance evaluations will not automatically determine performance level for purposes of the bonus plan. For the performance multiplier to be in excess of 100%, individual performance must be truly exceptional.
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PAYMENT OF      Bonuses are paid annually based on achieving annual targets. All
BONUS bonuses will be paid as soon as possible after results have been audited for the bonus period.

                Participants must be actively employed by THE GOOD GUYS! in a bonus eligible position on the date the bonus is paid to be eligible to earn a bonus payment. An associate who terminates for any reason prior to the date the bonus is paid does not earn a bonus.

                As an additional condition to the receipt of a bonus, the Board of Directors must approve the funding of the bonus plan based on economic and business conditions. Unless and until the
                board approves the payment of a bonus, no bonus will be deemed earned under this plan.
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NEWLY HIRED     Newly hired eligible associates must be in position for a
ELIGIBLE        minimum of six months, or by April 1st, to participate in the
ASSOCIATES      plan. If an eligible associate has six or more months in
                position, the bonus payable after the end of the fiscal year will be prorated on the number of full months in the position.

                If an associate has been in position less than six months
                (i.e. in position after April 1st), no bonus is earned for that year.
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NEWLY           Newly promoted eligible associates must be in position for a
PROMOTED        minimum of three months, or by July 1st, to participate in the
ELIGIBLE        plan. If an eligible associate has three or more months in
ASSOCIATES      position, the bonus payable after the end of the fiscal year will be prorated based on the number of full months in the position.

                If an associate has been in position less than three months (i.e. in position after July 1st), no bonus is earned for that year. In no case shall a newly promoted associate be eligible to participate in the plan if he/she was not employed by THE GOOD GUYS! prior to April 1st of the plan year.

                A "full month" is defined as a calendar month, beginning on the first and ending on the last day of the calendar month.

                If an associate's change in position and responsibilities results in his/her participation in two different incentive plans during a plan year, the bonus payment will be prorated to reflect the number of months worked under each plan.

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PLAN            This plan will be administered by the Vice President of Human
ADMINISTRATION  Resources, with direction provided by the President. The
                President will be responsible for making a recommendation on each participant's overall performance, contribution, attitude and accomplishment of objectives, and recommending the multiplier factor.

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EMPLOYMENT      This plan does not create or evidence a contract between THE
RIGHTS GOOD GUYS! and any participant and does not create or evidence any employment rights for the participant. Both THE GOOD GUYS! and participants reaffirm that participant employment is at will and may be terminated by either participant or THE GOOD GUYS! at any time for any reason. The plan does not restrict THE GOOD GUYS! from terminating the employment of any participant.

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AMENDMENT       This plan may be amended or terminated at any time, in whole or
AND             in part, by the President.
TERMINATION
                The President retains the right to reduce or eliminate payment to a participant if the President, in his discretion, considers the participant's performance to be unsatisfactory.

                Associates who receive a "Needs Improvement" or "Unsatisfactory" rating on their annual Performance Appraisal, or receive written progressive counseling during the plan year, may be disqualified from participating in this plan until such a time as their performance improves to an effective or better level.

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